UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 30, 2008

SILVER STATE BANCORP

(Exact name of registrant as specified in its charter)

Nevada	001-33592	88-0456212
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

170 SOUTH GREEN VALLEY PARKWAY, HENDERSON, NEVADA 89012

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (702) 433-8300

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On April 30, 2008, Silver State Bancorp issued its earnings press release for the first quarter ended March 31, 2008. A copy of the earnings press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.01	REGULATION FD DISCLOSURE

On May 1, 2008, Silver State Bancorp issued a press release announcing the voting results of its Annual Meeting of Shareholders held on April 30, 2008. At the meeting, shareholders voted to re-elect directors Mark S. Bosco, Andrew K. McCain, Brian M. Collins, Craig A. McCall and Phillip C. Peckman. In addition, the shareholders voted to ratify the appointment of the Company’s independent registered public accounting firm for the 2008 fiscal year and to approve the adoption of the Silver State Bancorp 2008 Omnibus Equity Plan. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

The following Exhibits are filed as part of this report.

Exhibit 99.1	Earnings press release of Silver State Bancorp dated April 30, 2008.

Exhibit 99.2	Press release of Silver State Bancorp dated May 1, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SILVER STATE BANCORP

By:	/s/ Michael J. Threet
Michael J. Threet
Chief Financial Officer Chief Operations Officer

Dated: May 2, 2008

EXHIBIT INDEX

Exhibit Number	Description
99.1	Earnings press release of Silver State Bancorp dated April 30, 2008.

99.2	Press release of Silver State Bancorp dated May 1, 2008.